                                                                   Exhibit 10.16


               FIFTH AMENDMENT dated as of January 22, 1999 (this "Fifth
                                                                   -----
               Amendment"), to the Credit Agreement dated as of December 13,
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               1995 (as amended prior to the date hereof, the "Credit
                                                               ------
               Agreement"), among Star Gas Propane, L.P., a Delaware limited partnership (the "Borrower"), the lenders party thereto, The
                                 --------
               First National Bank of Boston (now known as BankBoston, N.A.), as Administrative Agent (the "Administrative Agent"), and
                                          --------------------
               NationsBank, N.A., as Documentation Agent (the "Documentation
                                                               -------------
               Agent", and together with the Administrative Agent, the
               -----
               "Agents").
                ------


     The Borrower has requested the Agents and the Lenders to make certain changes to the Credit Agreement. The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Fifth Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").
------------------

     Accordingly, the parties hereto hereby agree as follows:

     SECTION 1.01.  Amendment to Section 6.31.  Section 6.31(a) of the Credit
                    -------------------------
Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

          "(a) The Borrower will not permit the ratio on any day (the "date of determination") of (i) Total Funded Debt as of the last day of the Reference Period with respect to such date of determination to (ii) Consolidated Cash Flow for such Reference Period to be greater than the ratio set forth below opposite the calendar period during which such date of determination occurs:



          Calendar Period                                        Ratio
          ---------------                                        -----

          January 1, 1996 through                                   5.00:1.00
          June 30, 1997

          July 1, 1997 through                                      4.75:1.00
          September 30, 1997

          October 1, 1997 through                                   4.95:1.00
          December 31, 1997

          January 1, 1998 through                                   5.00:1.00
          September 30, 1998

          The period ending                                         5.40:1.00
          December 31, 1998

          January 1, 1999 through                                   5.00:1.00
          June 30, 1999

          After June 30, 1999                                       4.50:1.00

     Nothing contained in this amendment to Section 6.31 of the Credit Agreement is intended to modify the terms of Section 4.03 of the Credit Agreement.

     SECTION 1.02.  Amendment to Section 9.01.  Section 9.01(c) of the Credit
                    -------------------------
Agreement is hereby deleted in its entirety and the following is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

          "(c) if to the Documentation Agent, to it at Three Allen Center, 333 Clay Street, Suite 4550, Houston, Texas 77002-4103, Attention of Daryl Patterson (Telecopy no. (713) 651-4808), with a copy to McGuire Woods Battle & Boothe LLP at NationsBank Corporate Center, 100 North Tryon Street, Suite 2900, Charlotte, NC 28202-4011, Attention of Marvin L. Rogers (Telecopy No. (704) 347-3838); and

     SECTION 1.03.  Representations and Warranties.  The Borrower hereby
                    ------------------------------
represents and warrants to each of the Agents and the Lenders, as follows:

          (a) The representations and warranties set forth in Article III of the Amended Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the Fifth Amendment Effective Date (as hereinafter defined) with the same effect as if made on and as of the date hereof or the Fifth Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

          (b) Each of the Borrower and the Subsidiaries is in compliance with all the terms and conditions of the Amended Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing.

          (c) The execution, delivery and performance by the Borrower of this Fifth Amendment have been duly authorized by the Borrower.

          (d) This Fifth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

          (e) The execution, delivery and performance by the Borrower of this Fifth Amendment (i) will not violate (A) any provision of law, statute, rule or regulation, or of the agreement of limited partnership of the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and (ii) do not require any consents under, result in a breach of or constitute (with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any Person under any such indenture, agreement or other instrument.

     SECTION 1.04.   Effectiveness.  This Fifth Amendment shall become effective
                     -------------
only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Fifth
                                                                           -----
Amendment Effective Date"):
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          (a)  the Administrative Agent shall have received duly executed counterparts of this Fifth Amendment which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

          (b) The Agents shall be satisfied that the representations and warranties set forth in Section 1.03 are true and correct on and as of the Fifth Amendment Effective Date.

          (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Agents or the Lenders, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower of its obligations under the Amended Agreement.

          (d) The Agents shall have received such other documents, legal opinions, instruments and certificates relating to this Fifth Amendment as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Agents and the Lenders. All corporate and other proceedings taken or to be taken in connection with this Fifth Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Agents and the Lenders.

          (e)  The Borrower shall have paid all fees and expenses referred to in
Section 1.06 of this Fifth Amendment.

     SECTION 1.05.  APPLICABLE LAW.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY,
                    --------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

     SECTION 1.06.  Expenses.  The Borrower shall pay (i) all reasonable out-of-
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pocket expenses incurred by the Agents and the Lenders in connection with the preparation, negotiations execution, delivery and enforcement of this Fifth Amendment, including, but not limited to, the reasonable fees and disbursements of counsel and (ii) an amendment fee in the aggregate amount of $50,000 (the "Amendment Fee"), $30,000 of such Amendment Fee to be paid to BankBoston N.A.
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and $20,000 of such Amendment Fee to be paid to NationsBank, N.A.

     SECTION 1.07.  Counterparts.  This Fifth Amendment may be executed in any
                    ------------
number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

     SECTION 1.08.  Loan Documents.  Except as expressly set forth herein, the
                    --------------
amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Trustee or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendments. Except as expressly amended herein, the Amended Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by duly authorized officers, all as of the date first above written.

                         STAR GAS PROPANE, L.P., as Borrower

                              By:   Star Gas Corporation, its General Partner


                                    by____________________________________
                                    Name:
                                    Title:

                         BANKBOSTON, N.A.,
                         as Administrative Agent and as a Lender


                         by_______________________________________________
                         Name:
                         Title:


                         NATIONSBANK, N.A., as Documentation Agent and as a Lender


                         by_______________________________________________
                         Name:
                         Title: